UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

January 20, 2022
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Non-Employee Director Compensation Program

On January 20, 2022, Intuit’s Board of Directors approved an amended Non-Employee Director Compensation Program, effective January 20, 2022, and attached to this Report as Exhibit 99.01.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

(a)Intuit’s Annual Meeting of Stockholders was held on January 20, 2022.

(b) At the meeting, stockholders:
1.Elected twelve persons to serve as directors of Intuit;
2.Approved, on an advisory basis, Intuit’s executive compensation;
3.Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the fiscal year ending July 31, 2022; and
4.Approved the Company's Amended and Restated 2005 Equity Incentive Plan..

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	224,307,755	867,250	142,576	17,490,665
Scott D. Cook	223,949,094	1,243,484	125,003	17,490,665
Richard L. Dalzell	224,412,085	753,790	151,706	17,490,665
Sasan K. Goodarzi	224,267,279	928,420	121,882	17,490,665
Deborah Liu	224,347,878	828,259	141,444	17,490,665
Tekedra Mawakana	224,365,551	805,041	146,989	17,490,665
Suzanne Nora Johnson	217,029,400	7,910,893	377,288	17,490,665
Dennis D. Powell	212,503,968	11,034,436	1,779,177	17,490,665
Brad D. Smith	222,762,507	2,424,409	130,665	17,490,665
Thomas Szkutak	224,351,024	790,239	176,318	17,490,665
Raul Vazquez	224,414,432	751,094	152,055	17,490,665
Jeff Weiner	224,449,530	716,825	151,226	17,490,665

2.Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
206,002,058	19,120,718	194,805	17,490,665

3.Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending July 31, 2022.

For	Against	Abstain	Broker Non-Votes
230,804,236	11,542,670	461,340	—

4. Approval of the Company's Amended and Restated Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
202,596,241	22,553,235	168,105	17,490,665

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01+	Amended Non-Employee Director Compensation Program, effective January 20, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

+	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2022	INTUIT INC.

	By:	/s/ MICHELLE M. CLATTERBUCK
Michelle M. Clatterbuck
Executive Vice President and Chief Financial Officer